Barings
Corporate Investors

Report for the
Nine Months Ended September 30, 2017

Adviser

Barings LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

Independent Registered Public Accounting Firm

KPMG LLP
Boston, Massachusetts 02110

Counsel to the Trust

Ropes & Gray LLP
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
Boston, Massachusetts 02116
Transfer Agent & Registrar

DST Systems, Inc.
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374

Internet Website

www.barings.com/mci

Barings Corporate Investors c/o Barings LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy

Barings Corporate Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Barings LLC ("Barings") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Form N-Q

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.
Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings. A description of Barings' proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website: www.barings.com/mci; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website: www.barings.com/mci; and (2) on the SEC's website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively "service providers") who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust's Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust's registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly be federal or state securities laws that may not be waived.

Barings Corporate Investors

TO OUR SHAREHOLDERS

October 31, 2017

We are pleased to present the September 30, 2017 Quarterly Report of Barings Corporate Investors (the "Trust").

The Board of Trustees declared a quarterly dividend of $0.30 per share, payable on November 10, 2017 to shareholders of record on October 30, 2017. The Trust paid a $0.30 per share dividend for the preceding quarter. The Trust earned $0.29 per share of net investment income for the third quarter of 2017, compared to $0.34 per share, including $0.04 per share of non-recurring income, in the previous quarter.

During the third quarter, the net assets of the Trust increased to $309,897,987 or $15.57 per share compared to $302,454,098 or $15.22 per share on June 30, 2017. This translates into a 4.3% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 14.4%, 10.8%, 12.5%, 10.6%, and 13.6% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends.

The Trust's share price increased 4.6% during the quarter, from $15.09 per share as of June 30, 2017 to $15.79 per share as of September 30, 2017. The Trust's market price of $15.79 per share equates to a 1.4% premium over the September 30, 2017 net asset value per share of $15.57. The Trust's average quarter-end premium for the 3, 5 and 10-year periods was 3.2%, 10.6% and 10.2%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, increased 5.7% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, increased 2.0% for the quarter.

The Trust closed three add-on investments to existing portfolio companies during the third quarter. The three add-on investments were in Eagle Family Foods, Inc., Master Cutlery LLC and Polytex Holdings LLC. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $586,368.

The Trust announced that it has entered into an agreement with Massachusetts Mutual Life Insurance Company and its affiliates to refinance the Trust's $30,000,000 Senior Fixed Rate Convertible Note (the "Note"), which was originally issued by the Trust on November 15, 2007. The Note is scheduled to mature on November 15, 2017 and accrues interest at 5.28% per annum. The new Note will mature on November 15, 2027 and will accrue interest at 3.53% per annum.

Also, in response to current market conditions, the Trustees agreed to reduce the minimum expected internal rate of return threshold for investments offered to the Trust pursuant to the Trust's existing co-investment exemptive order.

It was a slow quarter for the Trust in terms of new investments. As noted above, the Trust closed on only three add-on investments this quarter. While middle-market merger and acquisition activity was slightly higher in the third quarter, all of the growth occurred at the larger end of the market with the "traditional" middle-market contracting. Market conditions remain extremely competitive with purchase price and leverage multiples remaining at or near historical highs, and there continues to be a large supply of debt capital seeking middle-market investment opportunities. As always, we continue to maintain our underwriting discipline.

The Trust's remaining portfolio remains solid. Four private companies in which the Trust had outstanding investments were sold during the quarter resulting in favorable outcomes. In addition, one company prepaid their subordinated debt held by the Trust. We have several companies in which the Trust has outstanding investments that are in the process of being sold and we are cautiously optimistic about realization activity for the next few quarters.

The Trust was able to maintain its $0.30 per share quarterly dividend in the third quarter. However, the Trust's recurring investment income was not sufficient to cover this quarter's dividend. As discussed in prior reports, generally since 2013 recurring investment income alone has not been sufficient to fully fund the current dividend rate principally due to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exits and prepayment activity that occurred from 2013 through 2015, combined with generally lower investment returns available due to market and competitive dynamics over the past several years. The level of expected recurring investment income generated by the Trust in 2017, combined with the availability of earnings carry forwards and other non-recurring income, is expected to be sufficient to maintain the current dividend rate over the next several quarters. However, until recurring investment income consistently reaches a level equal to the current dividend rate, there is the risk that the dividend may need to be reduced in the future.

(Continued)

Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,

Robert M. Shettle

President

Portfolio Composition as of 9/30/17*

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Barings Corporate Investors
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017
(Unaudited)

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $204,735,638)	$214,348,400
Corporate restricted securities at market value (Cost - $60,453,806)	61,931,225
Corporate public securities at market value (Cost - $48,781,778)	49,987,430
Short-term securities at amortized cost	3,997,518

Total investments (Cost - $317,968,740)	330,264,573

Cash	10,764,937
Interest receivable	3,390,526
Receivable for investments sold	341,891
Other assets	6,052

Total assets	344,767,979

Liabilities:
Note payable	30,000,000
Deferred tax liability	1,943,794
Payable for investments purchased	1,418,422
Investment advisory fee payable	968,431
Interest payable	202,400
Tax payable	84,488
Accrued expenses	252,457

Total liabilities	34,869,992

Commitments and Contingencies (See Note 8)
Total net assets	$309,897,987

Net Assets:
Common shares, par value $1.00 per share	$19,905,321
Additional paid-in capital	112,636,895
Retained net realized gain on investments, prior years	145,980,019
Undistributed net investment income	8,629,020
Accumulated net realized gain on investments	12,394,693
Net unrealized appreciation of investments	10,352,039

Total net assets	$309,897,987

Common shares issued and outstanding (28,054,782 authorized)	19,905,321

Net asset value per share	15.57

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the nine months ended September 30, 2017
(Unaudited)

Investment Income:
Interest	$20,812,100
Dividends	2,417,721
Other	341,112

Total investment income	23,570,933

Expenses:
Investment advisory fees	2,827,294
Interest	1,188,000
Trustees' fees and expenses	252,000
Professional fees	159,638
Reports to shareholders	85,500
Custodian fees	25,195
Other	73,940

Total expenses	4,611,567

Investment income - net	18,959,366

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	5,909,830
Income tax expense	(338,684)

Net realized gain on investments after taxes	5,571,146

Net increase (decrease) in unrealized appreciation (depreciation) of investments before taxes	14,927,246

Net (increase) decrease in deferred income tax expense	(930,593)

Net increase (decrease) in unrealized appreciation (depreciation) of investments after taxes	13,996,653

Net gain on investments	19,567,799

Net increase in net assets resulting from operations	$38,527,165

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED STATEMENT OF CASH FLOWS
For the nine months ended September 30, 2017
(Unaudited)

Net decrease in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$6,951,058
Purchases of portfolio securities	(53,133,460)
Proceeds from disposition of portfolio securities	44,373,870
Interest, dividends and other income received	21,284,563
Interest expense paid	(1,188,000)
Operating expenses paid	(3,276,778)
Income taxes paid	(2,398,355)

Net cash provided by operating activities	12,612,898

Cash flows from financing activities:
Cash dividends paid from net investment income	(17,846,607)
Receipts for shares issued on reinvestment of dividends	1,709,416

Net cash used for financing activities	(16,137,191)

Net decrease in cash	(3,524,293)
Cash - beginning of year	14,289,230

Cash - end of period	$10,764,937

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$38,527,165

Increase in investments	(26,352,390)
Decrease in interest receivable	323,150
Decrease in other assets	20,731
Increase in deferred tax liability	930,593
Increase in payable for investments purchased	1,418,422
Increase in investment advisory fee payable	88,522
Decrease in tax payable	(2,059,671)
Increase in accrued expenses	58,267

Total adjustments to net assets from operations	(25,914,267)

Net cash provided by operating activities	$12,612,898

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the nine months ended 09/30/2017 (Unaudited)	For the year ended 12/31/2016
Increase in net assets:
Operations:
Investment income - net	$18,959,366	$22,171,839
Net realized gain on investments after taxes	5,571,146	3,711,135
Net change in unrealized appreciation of investments after taxes	13,996,653	1,357,082

Net increase in net assets resulting from operations	38,527,165	27,240,056

Increase from common shares issued on reinvestment of dividends
Common shares issued (2017 - 114,914; 2016 - 125,703)	1,709,416	2,103,555

Dividends to shareholders from:
Net investment income (2017 - $0.60 per share; 2016 - $1.20 per share)	(11,909,485)	(23,688,009)

Total increase in net assets	28,327,096	5,655,602

Net assets, beginning of period/year	281,570,891	275,915,289

Net assets, end of period/year (including undistributed net investment income of $8,629,020 and $1,579,139, respectively)	$309,897,987	$281,570,891

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the nine months ended 09/30/2017 (Unaudited)		For the years ended December 31,
			2016	2015	2014	2013
Net asset value:
Beginning of period/year	$14.23		$14.03	$14.34	$13.85	$13.38

Net investment income (a)	0.96		1.12	1.04	1.23	1.18
Net realized and unrealized gain (loss) on investments	0.99		0.26	(0.16)	0.45	0.48

Total from investment operations	1.95		1.38	0.88	1.68	1.66

Dividends from net investment income to common shareholders	(0.60)		(1.20)	(1.20)	(1.20)	(1.20)
Dividends from net realized gain on investments to common shareholders	—		—	—	—	—
(Decrease)/Increase from dividends reinvested	(0.01)		0.02	0.01	0.01	0.01

Total dividends	(0.61)		(1.18)	(1.19)	(1.19)	(1.19)

Net asset value: End of period/year	$15.57		$14.23	$14.03	$14.34	$13.85

Per share market value: End of period/year	$15.79		$15.48	$17.25	$15.89	$14.93

Total investment return
Net asset value (b)	13.88%		10.13%	6.20%	13.78%	12.76%
Market value (b)	6.20%		(3.49% )	17.01%	16.53%	5.93%
Net assets (in millions):
End of period/year	$309.90		$281.57	$275.92	$280.13	$268.69
Ratio of total expenses to average net assets	2.24%	(d)	2.92%	2.56%	3.66%	2.42%
Ratio of operating expenses to average net assets	1.55%	(d)	1.56%	1.67%	1.65%	1.64%
Ratio of interest expense to average net assets	0.54%	(d)	0.56%	0.55%	0.57%	0.59%
Ratio of income tax expense to average net assets (c)	0.15%	(d)	0.80%	0.34%	1.44%	0.19%
Ratio of net investment income to average net assets	8.59%	(d)	7.80%	7.12%	8.57%	8.50%
Portfolio turnover	14%		29%	29%	38%	34%

(a)	Calculated using average shares.
(b)
Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(c)
As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to the shareholders.

(d)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30
Asset coverage per $1,000 of indebtedness	$11,330	$10,386	$10,197	$10,338	$9,956

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2017
(Unaudited)

Corporate Restricted Securities - 89.15%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 69.17%: (C)
1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
Limited Liability Company Unit Class A Preferred (B)	245 uts.	10/17/12	$245,450	$355,946
Limited Liability Company Unit Class A Common (B)	27,273 uts.	10/17/12	27,273	576,539
			272,723	932,485

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$262,403	08/01/12	252,209	260,976
Preferred Stock Series A (B)	300,000 shs.	08/01/12	300,000	603,505
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	53,794 shs.	08/01/12	101,870	102,215
			654,079	966,696

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	—
* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for "C-Parts" used by OEMs in their manufacturing and production facilities.
12.5% (1% PIK) Senior Subordinated Note due 09/27/2020	$2,459,896	03/27/15	2,429,759	2,484,495
Preferred Stock (B)	2,276 shs.	03/27/15	227,558	265,202
Common Stock (B)	703 shs.	03/27/15	703	—
			2,658,020	2,749,697

Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
Limited Liability Company Unit	583 uts.	11/18/14	583,000	1,249,652

AM Conservation Holding Corp
A supplier of energy efficiency ("EE") products, including lighting, shower heads and aerators, and weatherization products such as door seals and weather stripping.
11.75% (1.5% PIK) Senior Subordinated Note due 04/30/2023	$3,181,818	10/31/16	3,124,475	3,198,629
Common Stock (B)	318,182 shs.	10/31/16	318,182	482,178
			3,442,657	3,680,807

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	273 uts.	10/04/12	$272,727	$683,995

API Technologies Corp.
A designer, developer and manufacturer of electronic systems, subsystems, modules and secure communications for technically demanding defense, aerospace and commercial applications in the U.S. and internationally.

12% (1% PIK) Senior Subordinated Note due 04/22/2023	$2,840,517	04/22/16	2,817,579	2,888,929
Limited Liability Company Unit (B)	0.90% int.	04/20/16	700,000	847,000
			3,517,579	3,735,929

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% (0.5% PIK) Senior Subordinated Note due 02/01/2020	$3,439,089	*	3,412,064	3,439,089
Limited Partnership Interest	1,048 uts.	08/01/14	1,047,900	1,162,919
* 05/21/13 and 08/01/14.			4,459,964	4,602,008

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$1,530,631	11/19/15	1,508,463	1,475,039
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	86,966
			1,733,763	1,562,005

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
11% Senior Subordinated Note due 02/17/2022	$3,074,700	08/17/15	3,029,893	3,018,238
Preferred Stock (B)	425 shs.	08/17/15	424,875	309,340
Common Stock (B)	425 shs.	08/17/15	425	—
			3,455,193	3,327,578

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 01/31/2021 (D)	$1,015,684	07/31/14	996,694	—
Limited Liability Company Unit (B) (F)	92,327 uts.	*	—	—
* 07/31/14 and 10/14/15.			996,694	—

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$2,952,413	04/28/17	$2,895,939	$2,987,262
Limited Liability Company Unit (B) (F)	5,600 uts.	04/28/17	560,000	383,410
			3,455,939	3,370,672

Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$178,723	10/12/12	177,974	178,723
13% (1% PIK) Senior Subordinated Note due 09/30/2019	$751,292	10/12/12	730,481	751,292
Common Stock (B)	114,894 shs.	10/12/12	114,894	846,856
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	335,266
			1,068,835	2,112,137

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
12.5% (1.5% PIK) Senior Subordinated Note due 06/30/2021 (D)	$3,217,730	06/30/15	3,167,754	—
Common Stock (B)	2,876 shs.	06/30/15	318,200	—
			3,485,954	—

BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
Limited Liability Company Unit Class A (B) (F)	1,000 uts.	10/17/12	100,000	632,947
Limited Liability Company Unit Class B (B) (F)	400 uts.	10/17/12	400,000	702,983
			500,000	1,335,930

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note 11/01/2019	$3,390,252	*	3,303,633	3,390,252
Preferred Stock (B)	3,241 shs.	*	324,054	438,817
Preferred Stock (B)	1,174 shs.	*	116,929	158,988
Common Stock (B)	337 shs.	*	35,673	990,129
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	137 shs.	*	13,033	402,841
* 05/09/13 and 11/01/13.			3,793,322	5,381,027

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 06/19/2020	$2,366,380	01/19/11	$2,347,059	$2,366,380
14% (2% PIK) Senior Subordinated Note due 06/19/2020	$624,403	08/03/12	619,955	624,403
Common Stock (B)	1,125 shs.	01/19/11	112,500	114,355
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	89,890
			3,167,264	3,195,028

Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
Limited Liability Company Unit (B) (F)	3 uts.	03/26/12	569,935	—

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

12.5% (1.5% PIK) Senior Subordinated Note due 04/01/2021	$4,151,890.57	*	4,095,983	4,143,762
Limited Liability Company Unit (B)	3,759 uts.	07/18/16	384,020	280,820
* 10/01/14 and 07/18/16.			4,480,003	4,424,582

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	277 shs.	12/02/08	276,900	1,620,961

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
Limited Liability Company Unit (B) (F)	467 uts.	03/04/15	298,900	390,456

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	156,046 uts.	01/12/07	156,046	243,554
Limited Liability Company Unit Class C (B)	112,873 uts.	01/12/07	112,873	195,930
Limited Liability Company Unit Class D (B)	1,268,437 uts.	05/03/10	—	2,115,664
Limited Liability Company Unit Class E (B)	2,081 uts.	05/03/10	—	492,160
			268,919	3,047,308

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
12.75% (1.75% PIK) Senior Subordinated Note due 06/30/2023	$1,572,487	06/30/16	$1,545,847	$1,609,162
Preferred Stock Series A (B)	1,538 shs.	06/30/16	146,154	170,878
Common Stock Class A (B)	7,692 shs.	06/30/16	7,692	47,249
			1,699,693	1,827,289

CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% (3% PIK) Senior Subordinated Note due 11/22/2019	$2,652,562	11/22/13	2,630,630	2,652,562
Common Stock (B)	180 shs.	*	1,028,568	1,116,484
* 11/22/13 and 09/16/16.			3,659,198	3,769,046

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023	$2,882,353	10/07/16	2,830,981	2,882,353
Limited Liability Company Unit (B) (F)	617,647 uts.	10/07/16	617,647	685,588
			3,448,628	3,567,941

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% (2% PIK) Senior Subordinated Note due 11/04/2020	$3,420,300	05/04/12	3,396,528	3,359,107
Preferred Stock (B)	61 shs.	05/04/12	605,841	480,285
Common Stock (B)	61 shs.	05/04/12	67,316	—
			4,069,685	3,839,392

Dunn Paper
A provider of specialty paper for niche product applications.
9.75% Second Lien Term Loan due 08/31/2023	$3,500,000	09/28/16	3,439,828	3,430,000

Eagle Family Foods, Inc.
A producer of low-cost branded and private label canned milk.
10.05% Last Out Term Loan due 12/31/2021	$3,500,000	12/22/15	3,462,828	3,468,298
0.29% Second Last Out Term Loan due 8/29/2023	$359,951	09/07/17	356,385	356,691
			3,819,213	3,824,989

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% (0.75% PIK) Senior Subordinated Note due 11/21/2020	$2,681,828	11/21/14	$2,645,251	$2,708,647
Limited Liability Company Unit (B) (F)	467 uts.	11/19/14	145,833	283,157
			2,791,084	2,991,804

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 10/13/2021	$3,207,093	10/14/16	3,159,882	3,213,249
Limited Liability Company Unit (B) (F)	204 uts.	10/14/16	324,074	300,112
			3,483,956	3,513,361

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$2,696,450	06/30/17	2,644,659	2,702,411
Limited Liability Company Unit (B) (F)	806,916 uts.	06/30/17	806,916	887,608
			3,451,575	3,590,019

ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% (1.5% PIK) Senior Subordinated Note due 10/04/2019	$1,988,997	04/04/14	1,971,814	1,988,997
14% (2% PIK) Senior Subordinated Note due 10/04/2019	$524,180	07/01/16	517,325	526,539
Common Stock (B)	0.64% int.	04/04/14	157,314	157,325
			2,646,453	2,672,861

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	512 uts.	09/27/10	175,035	257,105
Limited Liability Company Unit Common (B)	512 uts.	09/27/10	51,220	1,318,667
			226,255	1,575,772

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	483,355 uts.	04/15/14	$—	$483,355
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	394,737	2,008,953
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	49,488	251,862
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	90,000	209,322
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	96,056	335,878
			630,281	3,289,370

FMH Holdings Corporation
A designer and manufacturer of highly engineered components for the aerospace, defense and space industries.
Common Stock (B)	300 shs.	05/01/15	300,485	677,167

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	227,759
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	227,759

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% (2% PIK) Senior Subordinated Note due 03/27/2019	$2,972,189	03/27/13	2,954,140	2,696,369
Common Stock (B)	2,835 shs.	03/27/13	283,465	147,997
			3,237,605	2,844,366

Glynlyon Holding Companies, Inc.
A technology-enabled curriculum provider of K-12 and support services predominantly to small and medium public school districts.
12% (1% PIK) Senior Subordinated Note due 01/15/2022	$3,256,028	01/15/16	3,205,757	3,321,149
Common Stock (B)	299 shs.	01/15/16	299,145	528,069
			3,504,902	3,849,218

GlynnDevins Acquisition Corporation
A marketing communications agency that service senior living facilities.
Preferred Stock Series A (B)	695 shs.	06/19/15	143,414	167,683
Common Stock (B)	695 shs.	06/19/15	5,976	91,200
			149,390	258,883

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
Common Stock (B)	355 shs.	10/31/14	$354,730	$413,001

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 02/05/2020	$1,455,729	02/05/14	1,405,399	1,441,976
Common Stock (B)	1,693 shs.	02/05/14	169,271	106,574
Warrant, exercisable until 2024, to purchase common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	50,045
			1,648,303	1,598,595

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% (1% PIK) Senior Subordinated Note due 06/19/2021	$3,500,000	*	3,450,731	3,532,355
Limited Liability Company Unit Preferred (B)	754 uts.	**	754,061	884,059
Limited Liability Company Unit Common Class A (B)	7,292 uts.	12/19/14	—	85,725
* 12/19/14 and 02/21/17.			4,204,792	4,502,139
** 12/19/14 and 04/29/16.

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
12.5% (1% PIK) Senior Subordinated Note due 07/01/2022	$3,236,826	07/01/16	3,183,431	3,300,458
Common Stock (B)	303 shs.	07/01/16	303,333	337,893
			3,486,764	3,638,351

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 08/14/2020	$2,278,668	02/14/14	2,257,788	2,278,668
12% Senior Subordinated Note due 08/14/2020	$875,000	06/22/15	870,130	883,750
Common Stock (B)	1,666 shs.	02/14/14	1,667	721,022
			3,129,585	3,883,440

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% (2% PIK) Senior Subordinated Note due 11/26/2020	$3,349,472	01/17/14	$3,319,768	$3,348,654
Limited Liability Company Unit (B) (F)	203 uts.	01/17/14	203,125	45,103
			3,522,893	3,393,757

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
14.25% (2.75% PIK) Senior Subordinated Note due 12/11/2020	$2,818,127	*	2,779,279	2,536,314
* 12/30/15 and 12/23/16

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—
			—	—

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 10/01/2018	$2,075,581	08/19/08	2,071,039	1,868,023
Common Stock (B)	474 shs.	08/19/08	474,419	—
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	123 shs.	08/19/08	113,773	—
			2,659,231	1,868,023

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
13% (1% PIK) Senior Subordinated Note due 11/10/2020	$2,221,577	11/10/14	2,195,019	1,798,593
Common Stock (B)	4,667 shs.	11/10/14	466,667	—
			2,661,686	1,798,593

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	89 shs.	02/27/07	2,689	250,149

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
Limited Liability Company Unit Class A (B) (F)	565 uts.	12/11/13	$—	$3,304,141

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
Limited Liability Company Unit (B) (F)	2,493,253 uts.	12/05/12	557,301	—
Limited Liability Company Unit Class A-1 (B) (F)	391,304 uts.	10/31/16	391,304	542,733
Limited Liability Company Unit Class A-2 (B) (F)	2,478,261 uts.	10/31/16	—	187,215
			948,605	729,948

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	75 uts.	06/30/15	—	154,882
Common Stock (B)	667 shs.	07/15/08	539,502	721,188
			539,502	876,070

Kyjen Company
A designer and distributor of branded and private label dog toys and accessories primarily in the U.S.
13% (1% PIK) Senior Subordinated Note due 10/14/2021	$2,676,923	10/14/15	2,637,290	2,730,461

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 04/30/2018 (D)	$1,259,914	01/15/10	1,212,363	1,133,923
15% (2.5% PIK) Senior Subordinated Note due 04/30/2020 (D)	$345,759	10/05/10	343,820	311,183
Common Stock (B)	106 shs.	10/05/10	106,200	81,952
Common Stock Class B (B)	353 shs.	01/15/10	352,941	272,357
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	241,034
			2,299,062	2,040,449

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$1,731,765	04/17/15	1,720,055	1,298,824
13% Senior Subordinated Note due 10/29/2018	$201,022	09/29/17	201,022	201,022
Limited Liability Company Unit	9 uts.	04/17/15	1,356,658	—
			3,277,735	1,499,846

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MC Sign Holdings LLC
A provider of sign and lighting services nationwide.
11.75% (0.75% PIK) Senior Subordinated Note due 08/09/2022	$2,007,318	*	$1,975,944	$2,012,672
Limited Liability Company Unit Class B (B)	205,900 uts.	09/22/15	205,900	320,833
* 09/22/15 and 02/09/17			2,181,844	2,333,505

Merex Holding Corporation
A provider of after-market spare parts and components, as well as maintenance, repair and overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 10/30/2019 (D)	$1,362,886	09/22/11	1,347,188	1,349,257
15% PIK Senior Subordinated Note due 04/30/2022 (D)	$71,517	08/18/15	71,517	67,941
14% PIK Senior Subordinated Note due 06/30/2019	$113,575	10/21/16	113,575	113,558
Common Stock Class A (B)	249,235 shs.	*	512,114	762,023
* 08/18/15, 10/20/16 and 01/27/17.			2,044,394	2,292,779

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021	$2,262,232	09/30/14	2,232,721	2,238,234
Common Stock Class B (B)	445,455 shs.	09/30/14	445,455	175,989
			2,678,176	2,414,223

Midwest Industrial Rubber, Inc.
A supplier of industrial maintenance, repair, and operations ("MRO") products, specializing in the fabrication and distribution of lightweight conveyor belting and related conveyor components and accessories.

12% (1% PIK) Senior Subordinated Note due 12/02/2022	$3,178,578	12/02/16	3,121,713	3,236,156
Preferred Stock	3,472 shs.	12/02/16	347,191	304,660
Common Stock	491 shs.	12/02/16	491	—
			3,469,395	3,540,816

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% (2% PIK) Senior Subordinated Note due 11/02/2019	$3,190,828	11/02/12	3,167,330	3,190,827
Common Stock (B)	107 shs.	11/02/12	107,143	115,450
			3,274,473	3,306,277

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Money Mailer Equity LLC
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
12% (1% PIK) Senior Subordinated Note due 10/29/2021	$3,547,149	04/29/16	$3,491,379	$3,418,835

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% (1.75% PIK) Senior Subordinated Note due 08/15/2020	$848,759	11/30/10	843,251	848,759
Limited Liability Company Unit Class B-1 (B) (F)	225,000 uts.	11/30/10	—	122,914
Limited Liability Company Unit Class B-2 (B) (F)	20,403 uts.	11/30/10	—	11,146
			843,251	982,819

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020 (D)	$1,530,000	02/02/07	1,528,882	—
Limited Partnership Interest of Saw Mill PCG Partners LLC (B)	2.76% int.	02/01/07	1,110,810	—
Limited Liability Company Unit Class D of Saw Mill PCG Partners LLC (B)	17 uts.	*	16,759	—
Limited Liability Company Unit Class D-1 of Saw Mill PCG Partners LLC (B)	229 uts.	09/30/09	228,858	—
Limited Liability Company Unit Class D-2 of Saw Mill PCG Partners LLC (B)	128 uts.	04/29/11	65,256	—
Limited Liability Company Unit Class D-3 of Saw Mill PCG Partners LLC (B)	196 uts.	12/10/14	196,263	—
* 12/18/08 and 09/30/09.			3,146,828	—

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% (1.75% PIK) Senior Subordinated Note due 05/17/2023	$3,099,913	06/30/16	3,047,654	3,155,986
Common Stock (B)	420 shs.	05/17/16	420,000	508,771
			3,467,654	3,664,757

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, "free from" healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 07/29/2021	$2,940,000	01/29/16	$2,895,098	$2,998,800
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$662,879	02/17/17	650,702	670,931
Common Stock Class B (B)	772,121 shs.	*	772,121	991,514
* 01/29/16 and 02/17/17.			4,317,921	4,661,245

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.90% int.	*	420,814	22,094
* 11/29/12 and 12/20/16.

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13% (1% PIK) Senior Subordinated Note due 01/31/2020	$2,170,983	07/31/14	2,149,388	2,061,667
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F	41,840 uts.	09/28/17	28,962	28,963
			2,478,835	2,090,630

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
11% Senior Subordinated Note due 05/29/2022	$3,266,800	05/29/15	3,219,977	3,299,468
Limited Liability Company Unit Preferred (B) (F)	2,332 uts.	05/29/15	233,200	286,750
Limited Liability Company Unit Common (B) (F)	2,332 uts.	05/29/15	—	220,649
			3,453,177	3,806,867

PPC Event Services
A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/20/2020	$2,403,301	11/20/14	2,377,359	2,403,300
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	931,115
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	105,831
			2,813,426	3,440,246

Randy's Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
11.5% Senior Subordinated Note due 05/12/2021	$2,304,719	05/12/15	2,275,151	2,327,766
Common Stock (B)	240 shs.	05/12/15	240,388	615,527
			2,515,539	2,943,293

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Signature Systems Holdings Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	181 shs.	03/15/13	$181,221	$162,331
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	74 shs.	03/15/13	67,958	66,314
			249,179	228,645

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	619 uts.	*	493,496	852,057
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	157 shs.	*	127,437	215,855
* 08/31/07 and 03/06/08.			620,933	1,067,912

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% (2% PIK) Senior Subordinated Note due 10/18/2019 (D)	$1,477,388	10/18/13	1,452,295	—
Common Stock (B)	1,681 shs.	10/18/13	168,100	—
			1,620,395	—

Software Paradigms International Group, LLC
An outsourced IT services provider focused on the retail industry.
12.5% (1.5% PIK) Senior Subordinated Note due 11/23/2021	$3,500,000	05/23/16	3,443,013	3,535,000

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022	$1,760,454	03/27/17	1,740,184	1,760,454
Limited Liability Company Unit Class A (B) (F)	29 uts.	03/27/17	1,717,802	1,912,899
			3,457,986	3,673,353

Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	507,261
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	84,698
			377,922	591,959

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 01/31/2019 (D)	$4,285,410	*	$4,075,756	$2,999,787
Common Stock (B)	115 shs.	12/14/10	114,504	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	—
* 12/14/10, 08/17/12 and 03/31/16.			4,302,007	2,999,787

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 07/31/2021	$2,484,985	07/31/15	2,435,656	2,373,497
Common Stock (B)	139 shs.	07/31/15	158,560	113,251
			2,594,216	2,486,748

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
Limited Liability Company Unit (B)	194,400 uts.	10/15/15	194,400	280,130

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
15% (7.5% PIK) Senior Subordinated Note due 12/05/2020	$136,573	12/05/13	421,430	136,573
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	53,038 shs.	12/05/13	—	33,944
			421,430	170,517

Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
Limited Liability Company Unit Preferred Class A (B)	305,393 uts.	*	332,498	1,629,905
* 07/05/13 and 02/13/17.

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 07/31/2020	$2,346,120	01/23/15	2,319,030	2,129,897

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Veritext Corporation
A provider of stenographic staffing and other services used during the legal deposition process.
10.75% Second Lien Term Loan due 01/29/2023	$4,083,333	*	$4,019,578	$4,022,211
* 01/21/16 and 02/23/17.

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
Common Stock (B)	7,368 shs.	03/31/14	736,842	1,344,543

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2019 (D)	$3,359,243	11/30/06	1,691,068	3,359,243
Common Stock (B)	191 shs.	11/30/06	191,250	—
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	95 shs.	11/30/06	86,493	—
			1,968,811	3,359,243

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 02/03/2021	$767,582	08/03/15	757,736	775,258
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	1,285,940
			1,508,948	2,061,198

Whitebridge Pet Brands Holdings, LLC
A portfolio of natural treats and foods for dogs and cats.
11.5% (0.5% PIK) Senior Subordinated Note due 08/18/2021	$3,011,741	04/18/17	2,970,979	3,024,825
Limited Liability Company Unit Class A (B) (F)	250 uts.	04/18/17	300,485	266,193
Limited Liability Company Unit Class B (B) (F)	250 uts.	04/18/17	—	75,218
			3,271,464	3,366,236

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
12.5% (1.5% PIK) Senior Subordinated Note due 07/22/2021	$3,263,439	01/22/16	3,214,869	3,328,708
Common Stock (B)	318 shs.	01/22/16	318,182	342,325
			3,533,051	3,671,033

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Worldwide Express Operations, LLC
A third party logistics company providing parcel, less than truck load and truck load services focused on the small and medium business market through both company owned and franchise locations.
9.78% Second Lien Term Loan due 01/19/2025	$3,500,000	02/13/17	$3,451,647	$3,469,964

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% (2.5% PIK) Senior Subordinated Note due 06/12/2020	$2,954,755	11/03/11	2,943,004	2,954,755
Common Stock (B)	4,500 shs.	11/03/11	450,000	318,569
			3,393,004	3,273,324

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
12.5% (1.5% PIK) Senior Subordinated Note due 03/04/2021 (D)	$3,190,238	03/04/15	3,144,099	2,841,845
Common Stock (B)	3,723 shs.	03/04/15	372,300	45,097
			3,516,399	2,886,942

Total Private Placement Investments (E)			$204,735,638	$214,348,400

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 19.98%:
Bonds - 19.98%
Alliance Resource Partners, L.P.	7.500%	05/01/25	$1,000,000	$1,042,428	$1,037,500
Altice Financing S.A.	7.500	05/15/26	1,000,000	1,058,760	1,100,000
Altice S.A.	7.750	05/15/22	1,000,000	1,000,000	1,061,250
American Airlines Group Inc.	5.500	10/01/19	870,000	887,698	911,325
Amsted Industries	5.375	09/15/24	520,000	520,000	546,650
Avantor Inc	9.000	10/01/25	1,000,000	1,000,000	1,023,130
Balboa Merger Sub, Inc.	11.375	12/01/21	1,000,000	1,094,955	1,095,000
Boise Cascade Company	5.625	09/01/24	259,000	259,000	272,274
CITGO Holding, Inc.	10.750	02/15/20	1,000,000	1,014,521	1,077,500
CITGO Petroleum Corporation	6.250	08/15/22	925,000	925,000	952,750
Consolidated Energy Finance S.A.	6.750	10/15/19	394,000	390,741	400,895
Constellium N.V.	7.875	04/01/21	743,000	743,000	787,580
Coveris Holdings S.A.	7.875	11/01/19	1,000,000	1,000,000	985,000
CVR Partners, LP.	9.250	06/15/23	1,000,000	978,501	1,065,000
Diamond 1 Finance Corp / Diamond 2 Finance Corp (Dell)	5.875	06/15/21	228,000	228,000	238,356
Digicel Group Limited	8.250	09/30/20	400,000	383,398	390,752
Digicel Group Limited	6.000	04/15/21	1,000,000	930,681	976,140
Eagle Holding Co II LLC	7.625	05/15/22	208,000	208,000	215,800
Endo Finance LLC	5.375	01/31/23	1,000,000	982,961	815,000
EnPro Industries Inc.	5.875	09/15/22	250,000	252,292	260,938
EP Energy Corporation	8.000	11/29/24	500,000	500,000	505,000
First Quantum Minerals Ltd.	7.500	04/01/25	1,000,000	970,776	1,022,500
Gates Global LLC	6.000	07/15/22	1,000,000	810,749	1,027,500
Hertz Corporation	7.625	06/01/22	1,000,000	1,000,000	1,031,250
Hilcorp Energy Company	5.000	12/01/24	500,000	500,000	490,000
Hill-Rom Holdings, Inc.	5.750	09/01/23	385,000	385,000	406,175
Hub International Ltd.	7.875	10/01/21	1,000,000	1,000,000	1,041,250
IAMGOLD Corporation	7.000	04/15/25	1,000,000	1,000,000	1,056,250
Infor (US), Inc.	5.750	08/15/20	226,000	224,609	232,498
International Automotive Component	9.125	06/01/18	1,000,000	992,032	1,000,000
J.B. Poindexter Co., Inc.	9.000	04/01/22	1,000,000	1,032,023	1,045,000
JBS USA Holdings, Inc.	7.750	10/28/20	750,000	770,916	766,875
JDA Escrow LLC	7.375	10/15/24	179,000	179,000	183,251
Jupiter Resources Inc.	8.500	10/01/22	1,000,000	943,392	717,500
KeHE Distributors, LLC	7.625	08/15/21	1,000,000	1,039,270	1,005,000
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	1,315,000	1,342,762	1,380,750
Mallinckrodt PLC	5.750	08/01/22	1,000,000	1,000,000	977,500
Micron Technology, Inc.	5.250	08/01/23	669,000	669,000	697,767
Moog Inc.	5.250	12/01/22	1,000,000	1,005,609	1,042,500
New Gold Inc.	6.250	11/15/22	1,000,000	1,004,592	1,038,750

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value
New Gold Inc.	6.375%	05/15/25	$231,000	$231,000	$244,282
Numericable Group SA	6.000	05/15/22	1,000,000	980,888	1,045,000
Onex Corporation	8.500	10/01/22	1,352,000	1,291,613	1,331,720
OPE KAG Finance Sub	7.875	07/31/23	1,750,000	1,808,891	1,798,125
Ortho-Clinical Diagnostics, Inc.	6.625	05/15/22	1,261,000	1,242,252	1,235,780
Peabody Energy Corporation	6.615	03/31/25	1,000,000	985,721	1,027,500
Pinnacle Operating Corporation	9.000	05/15/23	756,588	934,013	714,976
Prime Security Services Borrower	9.250	05/15/23	1,000,000	1,000,000	1,103,560
PSPC Escrow Corp	6.500	02/01/22	299,000	261,186	309,839
Sabre GLBL Inc.	5.250	11/15/23	251,000	251,000	257,903
Signode Industrial Group	6.375	05/01/22	1,265,000	1,240,297	1,312,438
Sinclair Television Group, Inc.	5.125	02/15/27	1,000,000	1,000,000	971,250
Sirius XM Radio Inc.	5.375	04/15/25	250,000	250,000	263,750
Sirius XM Radio Inc.	5.375	07/15/26	1,000,000	993,401	1,052,500
Sonic Automotive, Inc.	6.125	03/15/27	352,000	352,000	360,800
Suncoke Energy	7.500	06/15/25	1,000,000	985,018	1,032,500
Tallgrass Operations LLC	5.500	09/15/24	605,000	605,000	621,637
Teine Energy Ltd.	6.875	09/30/22	1,300,000	1,308,381	1,322,750
Tempo Acquisition LLC	6.750	06/01/25	216,000	216,000	218,160
Topaz Marine S.A.	9.125	07/26/22	1,000,000	1,000,000	1,000,750
Tullow Oil Plc	6.250	04/15/22	725,000	559,840	705,062
Unitymedia KabelBW GmbH	6.125	01/15/25	1,000,000	1,000,000	1,066,250
Univision Communications, Inc.	5.125	05/15/23	325,000	325,000	331,500
Univision Communications, Inc.	5.125	02/15/25	127,000	128,359	128,111
UPCB Finance IV Limited	5.375	01/15/25	425,000	425,000	442,000
USIS Merger Sub Inc.	6.875	05/01/25	1,000,000	1,000,000	1,018,750
VFH Parent LLC / Orchestra Co-Issuer Inc	6.750	06/15/22	174,000	174,000	181,178
Virgin Media Secured Finance PLC	5.250	01/15/26	1,000,000	1,004,857	1,041,250
VistaJet Malta Finance P.L.C.	7.750	06/01/20	786,000	707,179	707,400
VRX Escrow Corp.	5.875	05/15/23	1,500,000	1,149,947	1,325,625
Watco Companies, L.L.C.	6.375	04/01/23	1,000,000	1,000,000	1,037,500
Welltec A/S	8.000	02/01/19	750,000	746,142	750,000
West Corporation	5.375	07/15/22	1,000,000	986,913	1,010,000
West Street Merger Sub Inc.	6.375	09/01/25	1,110,000	1,109,551	1,104,450
WMG Acquisition Corp.	6.750	04/15/22	1,000,000	1,034,691	1,051,250
Wolverine World Wide, Inc.	5.000	09/01/26	666,000	666,000	666,199
Zekelman Industries, Inc	9.875	06/15/23	230,000	230,000	259,324

Total Bonds				60,453,806	61,931,225

Common Stock - 0.00%
TherOX, Inc. (B)			6	—	—
Touchstone Health Partnership (B)			1,168	—	—

Total Common Stock				—	—

Total Rule 144A Securities				60,453,806	61,931,225

Total Corporate Restricted Securities				$265,189,444	$276,279,625

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Public Securities - 16.13%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 3.49%
Almonde, Inc.	8.459%	06/13/25	$940,734	$958,941	$955,851
Aquilex Holdings LLC	6.500	12/31/20	273,105	272,785	270,374
Beacon Roofing Supply, Inc.	0.000	08/24/18	1,000,000	—	—
Big River Steel LLC	6.333	08/11/23	239,600	237,238	241,995
Caelus Energy Alaska, LLC	8.750	04/15/20	1,000,000	995,575	876,250
Cunningham Lindsey U.S., Inc.	5.083	12/10/19	62,483	59,279	60,921
DigiCert, Inc.	8.000	09/07/25	992,526	991,313	1,000,387
Fieldwood Energy LLC	8.000	08/31/20	344,430	316,539	301,377
Fieldwood Energy LLC	8.375	09/30/20	1,044,008	599,383	411,339
Fieldwood Energy LLC	8.375	09/30/20	1,455,992	919,102	997,354
Focus Financial Partners, LLC	8.799	05/09/25	800,000	818,000	810,000
Gulf Finance LLC	6.300	08/25/23	522,050	517,706	490,404
K&N Engineering, Inc.	9.750	12/31/99	1,000,000	982,279	980,000
Kronos Incorporated	9.284	12/31/99	409,457	405,805	422,105
Murray Energy Corporation	7.250	04/16/20	912,668	831,169	834,717
Seadrill Partners Finco, LLC	4.000	02/21/21	982,143	565,082	715,737
Serta Simmons Bedding, LLC	9.310	11/08/24	1,000,000	967,612	959,380
Summit Midstream Holdings, LLC	7.022	03/06/22	305,914	303,166	309,738
WS Packaging Group, Inc.	6.235	08/09/19	181,818	166,643	163,182

Total Bank Loans				10,907,617	10,801,111

Bonds - 12.53%
A. Schulman Inc.	6.875	06/01/23	1,000,000	1,010,978	1,037,500
Alere Inc.	7.250	07/01/18	940,000	950,751	942,350
AMC Entertainment Holdings, Inc.	6.125	05/15/27	1,000,000	972,706	987,500
Anixter, Inc.	5.500	03/01/23	1,000,000	1,000,000	1,087,500
Antero Resources Corporation	5.375	11/01/21	800,000	800,000	821,000
Beazer Homes USA Inc.	6.750	03/15/25	598,000	598,000	629,754
Beazer Homes USA Inc.	8.750	03/15/22	320,000	320,000	353,720
Boyd Gaming Corporation	6.375	04/01/26	197,000	197,000	214,976
Calpine Corporation	5.750	01/15/25	700,000	700,000	660,625
CHS/Community Health Systems, Inc.	5.125	08/01/21	480,000	472,916	474,000
CHS/Community Health Systems, Inc.	6.250	03/31/23	298,000	298,000	292,785
Clear Channel Worldwide Holdings, Inc.	7.625	03/15/20	1,000,000	997,573	987,500
Clearwater Paper Corporation	4.500	02/01/23	750,000	745,506	748,125
Commercial Metals Company	4.875	05/15/23	1,500,000	1,501,960	1,567,500
CVR Refining LLC	6.500	11/01/22	650,000	635,592	663,000
EP Energy Corporation	9.375	05/01/20	819,000	458,291	681,818
Ferrellgas Partners, L.P	6.750	01/15/22	1,000,000	1,005,259	970,000
Ferrellgas Partners, L.P	8.625	06/15/20	1,048,000	1,048,693	995,600
Genesis Energy, L.P.	5.625	06/15/24	1,000,000	938,107	970,000
GEO Group, Inc. (The)	5.875	01/15/22	1,000,000	956,503	1,036,250

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Corporate Public Securities - 16.13%: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value
HCA Holdings, Inc.	5.375%	02/01/25	$150,000	$152,178	$158,062
HealthSouth Corporation	5.750	11/01/24	579,000	582,236	594,199
Hughes Satellite Systems Corporation	6.625	08/01/26	1,250,000	1,234,278	1,337,500
Icahn Enterprises L.P.	6.000	08/01/20	1,150,000	1,160,922	1,186,743
Kindred Healthcare, Inc.	8.750	01/15/23	701,000	701,000	653,612
Lamar Media Corp.	5.375	01/15/24	320,000	320,000	336,800
Laredo Petroleum, Inc.	5.625	01/15/22	1,000,000	953,604	1,007,500
Level 3 Communications Inc.	5.250	03/15/26	858,000	877,626	879,184
Meritor, Inc.	6.750	06/15/21	636,000	636,000	658,260
Micron Technology, Inc.	7.500	09/15/23	403,000	403,000	447,834
NRG Energy, Inc.	7.250	05/15/26	500,000	502,992	536,250
NRG Energy, Inc.	6.625	01/15/27	1,000,000	955,566	1,047,500
Oasis Petroleum Inc.	6.875	03/15/22	1,000,000	1,000,000	1,017,500
Park-Ohio Industries Inc.	6.625	04/15/27	343,000	343,000	369,583
PBF Holding Company LLC	7.000	11/15/23	65,000	65,000	66,869
Perry Ellis International, Inc.	7.875	04/01/19	250,000	249,270	250,000
P.H. Glatfelter Company	5.375	10/15/20	1,000,000	1,006,381	1,015,500
Ply Gem Industries, Inc.	6.500	02/01/22	1,000,000	951,238	1,045,300
Precision Drilling Corporation	6.625	11/15/20	448,432	454,493	450,114
Select Medical Corporation	6.375	06/01/21	650,000	655,435	669,500
SM Energy Company	6.750	09/15/26	1,500,000	1,487,992	1,500,000
Sprint Corporation	7.125	06/15/24	315,000	315,000	354,375
Suburban Propane Partners, L.P.	5.750	03/01/25	1,000,000	1,000,000	990,000
Sunoco LP	6.250	04/15/21	840,000	836,162	880,194
Tenet Healthcare Corporation	6.750	06/15/23	725,000	722,143	696,000
TransDigm Group, Inc.	6.375	06/15/26	1,000,000	978,425	1,024,380
Triumph Group, Inc.	4.875	04/01/21	1,000,000	963,531	985,500
Western Digital Corporation	10.500	04/01/24	494,000	494,000	580,450
William Lyon Homes	7.000	08/15/22	1,000,000	1,000,000	1,035,000
WPX Energy, Inc.	5.250	09/15/24	925,000	925,000	927,312

Total Bonds				37,534,307	38,822,524

Common Stock - 0.00%
Chase Packaging Corporation	—	—	9,541	—	286

Total Common Stock				—	286

Preferred Stock - 0.11%
Pinnacle Operating Corporation			519,298	339,854	363,509

Total Preferred Stock				339,854	363,509

Total Corporate Public Securities				$48,781,778	$49,987,430

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Short-Term Securities:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 1.29%
PACCAR Financial Corp.	1.146%	10/10/17	$2,000,000	$1,999,435	$1,999,435
Ryder System Inc	1.400	10/26/17	2,000,000	1,998,083	1,998,083

Total Short-Term Securities				$3,997,518	$3,997,518

Total Investments	106.57%			$317,968,740	$330,264,573

Other Assets	4.68				14,503,406

Liabilities	(11.25)				(34,869,992)

Total Net Assets	100.00%				$309,897,987

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of September 30, 2017, the value of these securities amounted to $214,348,400 or 69.17% of net assets.
(F)	Held in CI Subsidiary Trust.
^	Effective yield at purchase
PIK - Payment-in-kind

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Industry Classification:	Fair Value/ Market Value
AEROSPACE & DEFENSE - 4.93%
API Technologies Corp.	$3,735,929
BEI Precision Systems & Space Company, Inc.	3,370,672
FMH Holdings Corporation	677,167
Merex Holding Corporation	2,292,779
Sunvair Aerospace Group Inc.	2,486,748
TransDigm Group, Inc.	1,024,380
Triumph Group, Inc.	985,500
VistaJet Malta Finance P.L.C.	707,400
15,280,575

AIRLINES - 0.29%
American Airlines Group Inc.	911,325

AUTOMOTIVE - 10.02%
Aurora Parts & Accessories LLC	3,327,578
CG Holdings Manufacturing Company	5,381,027
DPL Holding Corporation	3,839,392
English Color & Supply LLC	3,590,019
Gates Global LLC	1,027,500
Grakon Parent	413,001
International Automotive Component	1,000,000
J.B. Poindexter Co., Inc.	1,045,000
K&N Engineering, Inc.	980,000
Meritor, Inc.	658,260
Moog Inc.	1,042,500
PACCAR Financial Corp.	1,999,435
Power Stop Holdings LLC	3,806,867
Randy's Worldwide Automotive	2,943,293
31,053,872

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.44%
Icahn Enterprises L.P.	1,186,743
VFH Parent LLC / Orchestra Co-Issuer Inc	181,178
1,367,921

BUILDING MATERIALS - 8.70%
ARI Holding Corporation	4,602,008
Beacon Roofing Supply, Inc.	—
Boise Cascade Company	272,274
Happy Floors Acquisition, Inc.	3,638,351
Janus Group Holdings LLC	3,304,141
Fair Value/ Market Value
NSi Industries Holdings, Inc.	$3,664,757
Ply Gem Industries, Inc.	1,045,300
Signature Systems Holdings Company	228,645
Sunrise Windows Holding Company	2,999,787
Torrent Group Holdings, Inc.	170,517
Wellborn Forest Holding Company	3,359,243
Wolf-Gordon, Inc.	3,671,033
26,956,056

CABLE & SATELLITE - 1.95%
Altice Financing S.A.	1,100,000
Altice S.A.	1,061,250
Hughes Satellite Systems Corporation	1,337,500
Unitymedia KabelBW GmbH	1,066,250
UPCB Finance IV Limited	442,000
Virgin Media Secured Finance PLC	1,041,250
6,048,250

CHEMICALS - 2.40%
A. Schulman Inc.	1,037,500
Compass Chemical International LLC	390,456
Consolidated Energy Finance S.A.	400,895
CVR Partners, LP.	1,065,000
LBC Tank Terminals Holding Netherlands B.V.	1,380,750
Pinnacle Operating Corporation	1,078,485
Polytex Holdings LLC	2,090,630
7,443,716

CONSUMER CYCLICAL SERVICES - 3.16%
CHG Alternative Education Holding Company	3,195,028
Church Services Holding Company	—
GEO Group, Inc. (The)	1,036,250
PPC Event Services	3,440,246
Prime Security Services Borrower	1,103,560
West Corporation	1,010,000
9,785,084

CONSUMER PRODUCTS - 10.45%
AMS Holding LLC	683,995
Blue Wave Products, Inc.	2,112,137
Elite Sportswear Holding, LLC	3,513,361
gloProfessional Holdings, Inc.	2,844,366
GTI Holding Company	1,598,595
Handi Quilter Holding Company	4,502,139

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value
HHI Group, LLC	$3,393,757
Kyjen Company	2,730,461
Manhattan Beachwear Holding Company	2,040,449
Master Cutlery LLC	1,499,846
Perry Ellis International, Inc.	250,000
Serta Simmons Bedding, LLC	959,380
Whitebridge Pet Brands Holdings, LLC	3,366,236
York Wall Holding Company	2,886,942
32,381,664

DIVERSIFIED MANUFACTURING - 4.53%
ABC Industries, Inc.	966,696
Advanced Manufacturing Enterprises LLC	—
Airxcel Holdings	1,249,652
Amsted Industries	546,650
BP SCI LLC	1,335,930
EnPro Industries Inc.	260,938
F G I Equity LLC	3,289,370
K P I Holdings, Inc.	876,070
Motion Controls Holdings	982,819
NetShape Technologies, Inc.	—
SR Smith LLC	3,673,353
Strahman Holdings Inc	591,959
Zekelman Industries, Inc	259,324
14,032,761

ELECTRIC - 1.91%
AM Conservation Holding Corp	3,680,807
Calpine Corporation	660,625
NRG Energy, Inc.	1,583,750
5,925,182

ENERGY - 0.28%
Caelus Energy Alaska, LLC	876,250

FINANCIAL OTHER - 1.63%
Cunningham Lindsey U.S., Inc.	60,921
Focus Financial Partners, LLC	810,000
Hub International Ltd.	1,041,250
Insurance Claims Management, Inc.	250,149
Onex Corporation	1,331,720
PSPC Escrow Corp	309,839
Tempo Acquisition LLC	218,160
USIS Merger Sub Inc.	1,018,750
5,040,789

Fair Value/ Market Value
FOOD & BEVERAGE - 9.23%
1492 Acquisition LLC	$932,485
Del Real LLC	3,567,941
Eagle Family Foods, Inc.	3,824,989
F F C Holding Corporation	1,575,772
Hollandia Produce LLC	2,536,314
Hospitality Mints Holding Company	1,868,023
Impact Confections	1,798,593
JBS USA Holdings, Inc.	766,875
JMH Investors LLC	729,948
KeHE Distributors, LLC	1,005,000
PANOS Brands LLC	4,661,245
Westminster Acquisition LLC	2,061,198
WP Supply Holding Corporation	3,273,324
28,601,707

GAMING - 1.29%
Boyd Gaming Corporation	214,976
CTM Holding, Inc.	3,769,046
3,984,022

HEALTHCARE - 4.36%
Alere Inc.	942,350
Avantor Inc	1,023,130
CHS/Community Health Systems, Inc.	766,785
CORA Health Services, Inc.	1,827,289
Eagle Holding Co II LLC	215,800
ECG Consulting Group	2,991,804
GD Dental Services LLC	227,759
HCA Holdings, Inc.	158,062
HealthSouth Corporation	594,199
Hill-Rom Holdings, Inc.	406,175
Kindred Healthcare, Inc.	653,612
Ortho-Clinical Diagnostics, Inc.	1,235,780
Select Medical Corporation	669,500
Tenet Healthcare Corporation	696,000
TherOX, Inc.	—
Touchstone Health Partnership	—
West Street Merger Sub Inc.	1,104,450
13,512,695

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value
HOME CONSTRUCTION - 0.65%
Beazer Homes USA Inc.	$983,474
William Lyon Homes	1,035,000
2,018,474

INDEPENDENT - 2.61%
Antero Resources Corporation	821,000
EP Energy Corporation	1,186,818
Fieldwood Energy LLC	1,710,070
Jupiter Resources Inc.	717,500
Laredo Petroleum, Inc.	1,007,500
Precision Drilling Corporation	450,114
SM Energy Company	1,500,000
Tullow Oil Plc	705,062
8,098,064

INDUSTRIAL OTHER - 6.62%
AFC - Dell Holding Corporation	2,749,697
Aquilex Holdings LLC	270,374
Clough, Harbour and Associates	1,620,961
Connecticut Electric, Inc.	3,047,308
Hartland Controls Holding Corporation	3,883,440
MC Sign Holdings LLC	2,333,505
Midwest Industrial Rubber, Inc.	3,540,816
Park-Ohio Industries Inc.	369,583
Smart Source Holdings LLC	1,067,912
SMB Machinery Holdings, Inc.	—
Tranzonic Holdings LLC	1,629,905
20,513,501

MEDIA & ENTERTAINMENT - 3.16%
AMC Entertainment Holdings, Inc.	987,500
BlueSpire Holding, Inc.	—
Clear Channel Worldwide Holdings, Inc.	987,500
GlynnDevins Acquisition Corporation	258,883
HOP Entertainment LLC	—
Lamar Media Corp.	336,800
Money Mailer Equity LLC	3,418,835
Sinclair Television Group, Inc.	971,250
Sirius XM Radio Inc.	1,316,250
Univision Communications, Inc.	459,611
WMG Acquisition Corp.	1,051,250
9,787,879

Fair Value/ Market Value
METALS & MINING - 3.19%
Alliance Resource Partners, L.P.	$1,037,500
Big River Steel LLC	241,995
Commercial Metals Company	1,567,500
Constellium N.V.	787,580
First Quantum Minerals Ltd.	1,022,500
IAMGOLD Corporation	1,056,250
Murray Energy Corporation	834,717
New Gold Inc.	1,283,032
Peabody Energy Corporation	1,027,500
Suncoke Energy	1,032,500
9,891,074

MIDSTREAM - 2.07%
CVR Refining LLC	663,000
Ferrellgas Partners, L.P	1,965,600
Genesis Energy, L.P.	970,000
Suburban Propane Partners, L.P.	990,000
Summit Midstream Holdings, LLC	309,738
Sunoco LP	880,194
Tallgrass Operations LLC	621,637
6,400,169

OIL FIELD SERVICES - 2.17%
Avantech Testing Services LLC	—
Gulf Finance LLC	490,404
Hilcorp Energy Company	490,000
Oasis Petroleum Inc.	1,017,500
Petroplex Inv Holdings LLC	22,094
Seadrill Partners Finco, LLC	715,737
Teine Energy Ltd.	1,322,750
Topaz Marine S.A.	1,000,750
Welltec A/S	750,000
WPX Energy, Inc.	927,312
6,736,547

PACKAGING - 1.30%
ASC Holdings, Inc.	1,562,005
Chase Packaging Corporation	286
Coveris Holdings S.A.	985,000
Signode Industrial Group	1,312,438
WS Packaging Group, Inc.	163,182
4,022,911

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2017
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value
PAPER - 1.68%
Clearwater Paper Corporation	$748,125
Dunn Paper	3,430,000
P.H. Glatfelter Company	1,015,500
5,193,625

PHARMACEUTICALS - 3.30%
Clarion Brands Holding Corp.	4,424,582
Endo Finance LLC	815,000
ERG Holding Company LLC	2,672,861
Mallinckrodt PLC	977,500
VRX Escrow Corp.	1,325,625
10,215,568

REFINING - 2.14%
CITGO Holding, Inc.	1,077,500
CITGO Petroleum Corporation	952,750
MES Partners, Inc.	2,414,223
PBF Holding Company LLC	66,869
Tristar Global Energy Solutions, Inc.	2,129,897
6,641,239

RETAILERS - 0.33%
Sonic Automotive, Inc.	360,800
Wolverine World Wide, Inc.	666,199
1,026,999

TECHNOLOGY - 6.00%
Almonde, Inc.	955,851
Anixter, Inc.	1,087,500
Balboa Merger Sub, Inc.	1,095,000
Diamond 1 Finance Corp / Diamond 2 Finance Corp (Dell)	238,356
DigiCert, Inc.	1,000,387
Fair Value/ Market Value
Glynlyon Holding Companies, Inc.	$3,849,218
Infor (US), Inc.	232,498
JDA Escrow LLC	183,251
Kronos Incorporated	422,105
Micron Technology, Inc.	1,145,601
Sabre GLBL Inc.	257,903
Software Paradigms International Group, LLC	3,535,000
Veritext Corporation	4,022,211
Western Digital Corporation	580,450
18,605,331

TRANSPORTATION SERVICES - 4.60%
Hertz Corporation	1,031,250
MNX Holding Company	3,306,277
OPE KAG Finance Sub	1,798,125
Ryder System Inc	1,998,083
Team Drive-Away Holdings LLC	280,130
VP Holding Company	1,344,543
Watco Companies, L.L.C.	1,037,500
Worldwide Express Operations, LLC	3,469,964
14,265,872

WIRELESS - 1.18%
Digicel Group Limited	1,366,892
Level 3 Communications Inc.	879,184
Numericable Group SA	1,045,000
Sprint Corporation	354,375
3,645,451

Total Investments - 106.57%
(Cost - $317,968,740)	$330,264,573

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.	History
Barings Corporate Investors (formerly known as Babson Capital Corporate Investors) (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985. In order to clarify the Trust's relationship to Barings LLC (formerly known as Babson Capital Management LLC), as of September 12, 2016, the Trust's name was changed to replace "Babson Capital Corporate Investors" with "Barings Corporate Investors".

The Trust is a diversified closed-end management investment company. Barings LLC ("Barings"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("CI Subsidiary Trust") for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of Trustees (the "Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and has delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $214,348,400 (69.17% of net assets) as of September 30, 2017 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2017, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to determine fair value. In instances where significant market

Barings Corporate Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Barings continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes' fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC's

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs. Increases/(decreases) to the company's EBITDA and/or valuation multiple would result in increases/(decreases) to the equity value. An increase/(decrease) to the discount would result in a (decrease)/increase to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2017.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Bank Loans	$17,420,192	Broker Quote	Single Broker	97.5% to 101.3%	98.8%

		Discounted Cash Flows	Discount Rate	9.1% to 9.6%	9.4%

Corporate Bonds	$136,444,390	Discounted Cash Flows	Discount Rate	7.7% to 21.6%	12.3%
	$11,701,824	Market Approach	Valuation Multiple	4.0x to 8.1x	6.7x

			EBITDA	$0 million to $14.6 million	$6.8 million

Equity Securities	$51,455,022	Market Approach	Valuation Multiple	4.0x to 14.5x	8.7x
			EBITDA	$0 million to $219.1 million	$35.0 million
	$363,509	Broker Quote	Single Quote	$0.70/share	$0.70/share

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Trust's net assets as of September 30, 2017:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$210,077,439	$—	$61,931,225	$148,146,214
Bank Loans	14,747,164	—	—	14,747,164
Common Stock - U.S.	15,135,939	—	—	15,135,939
Preferred Stock	5,112,278	—	—	5,112,278
Partnerships and LLCs	31,206,805	—	—	31,206,805
Public Securities
Bank Loans	10,801,111	—	8,128,083	2,673,028
Corporate Bonds	38,822,524	—	38,822,524	—
Common Stock - U.S.	286	286	—	—
Preferred Stock	363,509	—	—	363,509
Short-term Securities	3,997,518	—	3,997,518	—
Total	$330,264,573	$286	$112,879,350	$217,384,937
See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Barings Corporate Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2016	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 9/30/2017
Restricted Securities
Corporate Bonds	$146,939,686	$5,126,415	$12,483,805	$(5,584,742)	$(10,818,950)	$—	$—	$148,146,214
Bank Loans	10,414,560	(42,914)	4,375,518	—	—	—	—	14,747,164
Common Stock - U.S.	13,321,840	6,689,151	212,121	(5,087,173)	—	—	—	15,135,939
Preferred Stock	8,047,466	1,077,011	—	(4,012,199)	—	—	—	5,112,278
Partnerships and LLCs	22,484,369	6,774,029	4,046,036	(2,097,629)	—	—	—	31,206,805
Public Securities
Bank Loans	982,500	(10,373)	1,114,565	—	(1,269,196)	2,838,032	(982,500)	2,673,028
Preferred Stock	—	23,655	339,854	—	—	—	—	363,509
Total	$202,190,421	$19,636,974	$22,571,899	$(16,781,743)	$(12,088,146)	$2,838,032	$(982,500)	$217,384,937

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$791,124	—
Net realized gain on investments before taxes	$4,531,057	—
Net change in unrealized depreciation of investments before taxes	$14,314,794	14,360,187

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes:

The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains. For the nine months ended September 30, 2017, the Trust did not have any realized taxable long-term capital gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2017, the CI Subsidiary Trust has incurred income tax expense of $338,684.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2017, the CI Subsidiary Trust has a deferred tax liability of $1,943,794.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

3.	Investment Services Contract
A. Services:

Under an Investment Services Contract (the "Contract") with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust's net assets as of such day.

4.	Senior Secured Indebtedness
MassMutual holds the Trust's $30,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on November 15, 2007. The Note is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2017, the Trust incurred total interest expense on the Note of $1,188,000.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

The Trust has entered into an agreement with MassMutual and its affiliates to refinance the Note. The new Note will mature on November 15, 2027 and will accrue interest at 3.53% per annum.

5.	Purchases and Sales of Investments

	For the nine months ended 09/30/2017
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$40,223,114	$37,223,787
Corporate public securities	14,328,769	7,150,083

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of September 30, 2017. The net unrealized appreciation of investments for financial reporting and Federal tax purposes as of September 30, 2017 is $12,295,833 and consists of $34,113,312 appreciation and $21,817,479 depreciation.

Net unrealized appreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $1,943,794 on net unrealized losses on the CI Subsidiary Trust.

6.	Quarterly Results of Investment Operations (Unaudited)

	March 31, 2017
	Amount	Per Share
Investment income	$7,990,298
Net investment income	6,473,615	$0.33
Net realized and unrealized
gain on investments (net of taxes)	3,745,781	0.19

Barings Corporate Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

	June 30, 2017
	Amount	Per Share
Investment income	$8,220,422
Net investment income	6,682,107	$0.34
Net realized and unrealized
gain on investments (net of taxes)	8,780,825	0.44

	September 30, 2017
	Amount	Per Share
Investment income	$7,360,213
Net investment income	5,803,644	$0.29
Net realized and unrealized
gain on investments (net of taxes)	7,041,193	0.35

7.	Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust's policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

8.	Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements. At September 30, 2017, the Trust had the following unfunded commitments:

Investment	Unfunded Amount
CORA Health Services, Inc.	$1,807,693

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES: BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD; BARINGS ADVISERS (JAPAN) KK; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS FUNDS TRUST; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, "BARINGS").

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;

•	Consumer or other reporting agencies, government agencies, employers or others;

•	Your transactions with us, our affiliates, or others; and

•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an "opt-in" or "opt-out" from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

January 2017

Members of the Board of Trustees

Michael H. Brown*

Barbara M. Ginader

Edward P. Grace III

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Clifford M. Noreen
Chairman

Robert M. Shettle
President

James M. Roy
Vice President & Chief Financial Officer

Janice M. Bishop
Vice President, Secretary & Chief Legal Officer

Sean Feeley
Vice President

Daniel J. Florence
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Barings Corporate Investors (the "Trust") offers a Dividend Reinvestment and Share Purchase Plan (the "Plan"). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Corporate Investors

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